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                                                                  Exhibit 10.7.4

                 FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement") effective as of June 13, 1999, by and among SILICON VALLEY BANK, a California-chartered bank ("Bank") with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and doing business in Virginia as "Silicon Valley East, Inc. with a loan production office located at 11600 Sunrise Valley Drive, Suite 400, Reston, Virginia 20191 and SKY ALLAND RESEARCH, INC., a Maryland corporation ("Sky Alland") and THE DATA GROUP II, INC., a Maryland corporation (each a "Borrower" and collectively, the "Borrowers").

                                    RECITALS.

         A. Borrowers and Bank have entered into that certain Loan and Security Agreement dated May 28, 1998 (the Loan and Security Agreement as amended from time to time, is called the "Loan Agreement"), pursuant to which Bank has agreed to establish a line of credit in the amount of $3,500,000 and a committed equipment line in favor of Borrowers in the maximum principal amount of $2,000,000.

          B. Borrowers have requested that Bank extend the maturity date of the committed line of credit and Bank has agreed on the condition, among others, that this Agreement be executed and delivered by Borrowers to Bank.

         C. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Loan Agreement.


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         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Bank do hereby agree as follows:

         1. RECITALS. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

         2. REVOLVING MATURITY DATE. From and after the effective date of this Agreement, all references in the Loan Agreement and the Loan Documents to "Revolving Maturity Date" shall mean September 13, 1999.

         3. ACKNOWLEDGMENTS OF BORROWERS. The Borrowers hereby acknowledge and agree that the Borrowers are currently in violation of the requirements of
Section 6.10 of the Loan Agreement.

         4. LETTERS OF CREDIT. From and after the effective date hereof, Section 2.1.1(a) of the Loan Agreement is amended and restated in its entirety:

                  (a) Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of one or more of Borrowers in an aggregate outstanding face amount not to exceed (i) the lesser of the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the then outstanding principal balance of the Advances; PROVIDED that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) shall not in any case exceed One Million Dollars ($1,000,000). Each Letter of Credit shall have an expiry date no later than one hundred eighty (180) days after the Revolving Maturity Date, provided, that Borrowers' Letter of Credit reimbursement obligations shall be secured by cash on terms acceptable to bank at any time after the Revolving Maturity Date, if the term of this Agreement is note extended by Bank. All Letters of Credit shall be, in form and substance, acceptable to Bank


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         in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement.

          5. TANGIBLE NET WORTH DEFAULT. The Bank hereby waives the Borrowers' compliance with the requirements of Section 6.10 for the periods ending April 30, 1999, May 31, 1999 and June 30, 1999. Notwithstanding anything in this Agreement to the contrary, commencing with the month ending July 31, 1999 and at all times thereafter, Borrowers shall comply with the provisions of Section 6.8.

         6. TANGIBLE NET WORTH. From and after the effective date hereof Section
6.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  6.10 TANGIBLE NET WORTH. Borrowers shall maintain, as of the last day of each calendar month, a Tangible Net Worth of not less than $8,500,000.

         7. LETTERS OF CREDIT. From and after the effective date hereof, Section 2.1.1(a) of the Loan Agreement is amended and restated in its entirety:

                  (a) Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of one or more of Borrowers in an aggregate outstanding face amount not to exceed (i) the lesser of the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the then outstanding principal balance of the Advances; PROVIDED that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) shall not in any case exceed One Million Dollars ($1,000,000). Each Letter of Credit shall have an expiry date no later than one hundred eighty (180) days after the Revolving Maturity Date, provided, that Borrowers' Letter of Credit reimbursement obligations shall be secured by cash on terms acceptable to bank at any time after the Revolving Maturity Date, if the term of this Agreement is note extended by Bank. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement.


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         8. CONDITIONS PRECEDENT. This Agreement shall become effective on the date Bank receives the following documents, each of which shall be satisfactory in form and substance to Bank:

                  (a) A Third Amended and Restated Revolving Promissory Note issued and delivered by the Borrowers in the form of EXHIBIT "E" attached hereto and incorporated herein by reference, payable to the order of the Lender in the maximum principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000.00) (which Second Amended and Restated Revolving Promissory Note is sometimes referred to herein as the "Replacement Revolving Note");

                  (b) Proof that Borrowers have paid all costs and expenses to Bank in connection with this Agreement, including but not limited to Bank's reasonable attorneys fees; and

                  (c) Such other information, instruments, opinions, documents, certificates and reports as Bank may deem necessary.

         9. REPLACEMENT NOTE. EXHIBIT E to the Loan Agreement is hereby replaced in its entirety with EXHIBIT "E" attached hereto. The Borrowers shall execute and deliver to the Lender on the date hereof the Replacement Revolving Promissory Note in substitution for and not satisfaction of, the issued and outstanding Revolving Promissory Note and the Replacement Revolving Promissory Note shall be the "Revolving Promissory Note" for all purposes of the Loan Documents. The Replacement Revolving Note shall not operate as a novation of the joint and several Obligations of the Borrowers, or nullify, discharge, or release any such Obligations


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or the continuing contractual relationship of the Borrowers in accordance with the provisions of the Loan Documents. All references in the Financing Agreements to the "Revolving Promissory Note" shall be deemed to refer to the Replacement Revolving Note.

         10.      REPRESENTATIONS.  Borrowers hereby confirm that:

                  (a) The covenants set forth in Sections 5 and 7 of the Loan Agreement as hereby amended, are true and correct as of the date hereof;

                  (b) The Borrowers have no defenses, rights of setoff, claims, counterclaims, or causes of action of any kind or nature whatsoever against the Bank or any agent, attorney, legal representative, predecessor-in-interest, or affiliate of the Bank, directly or indirectly in any manner connected with, pursuant to, or by virtue of the Obligations or any of the Loan Documents, and TO THE EXTENT ANY SUCH DEFENSES, RIGHTS OF SETOFF, CLAIMS, COUNTERCLAIMS, OR CAUSES OF ACTION EXIST, SUCH DEFENSES, RIGHTS, CLAIMS, COUNTERCLAIMS, AND CAUSES OF ACTION ARE HEREBY FOREVER WAIVED, DISCHARGED AND RELEASED; and

                  (c) No defaults exist under the Loan Documents.

         11. COUNTERPARTS. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

         12. LOAN DOCUMENTS; GOVERNING LAW; ETC. This Agreement is one of the Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance


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with the laws of the State of Maryland. The headings and captions in this
Agreement are for the convenience of the parties only and are not a part of this Agreement.

         13. ACKNOWLEDGMENTS. Borrowers hereby confirm to Bank the enforceability and validity of each of the Loan Documents. In addition, Borrowers hereby agree to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the joint and several liability and obligations of Borrowers under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Borrowers issue, ratify and confirm the representations, warranties and covenants contained in the Loan Documents.

         14. MODIFICATIONS. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

                         [REMAINDER OF PAGE LEFT BLANK]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS OR ATTEST:                  SKY ALLAND RESEARCH, INC.

                                    By: /s/ Richard T. Hebert     (SEAL)
------------------------------         --------------------------
                                      Name: Richard T. Hebert
                                      Title: Chief Executive Officer


WITNESS OR ATTEST:                  THE DATA GROUP II, INC.

                                    By: /s/ Richard T. Hebert     (SEAL)
------------------------------         --------------------------
                                      Name: Richard T. Hebert
                                      Title: Chief Executive Officer


                                    SILICON VALLEY EAST, INC.

                                    By: /s/ Pete McDonald
                                       --------------------------
                                       Pete McDonald
                                       Vice President

                                    SILICON VALLEY BANK

                                    By: /s/ Pete McDonald
                                       --------------------------
                                       Pete McDonald
                                       Vice President



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